Exhibit (14)






                         INDEPENDENT AUDITORS' CONSENT



To the Shareholders and Board of Trustees of Smith Barney Funds, Inc.:
- Large Cap Value Fund

We consent to the incorporation by reference, of our report dated February 11, 2000 with respect to the Large Cap Value Fund (the "Fund") of Smith Barney Funds, Inc., in the Registration Statement on Form N-14 for the Fund and to the references to our firm under the headings "Other Service Providers" and "Agreement and Plan of Reorganization" in the Proxy Statement/Prospectus.

                                                       KPMG LLP


New York, New York
July 13, 2000

                                   Exhibit 14

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Proxy Statement / Prospectus and Statement of Additional Information constituting parts of this registration statement on Form N-14 ("Registration Statement") of Smith Barney Funds, Inc. of our report dated December 14, 1999, relating to the financial statements and financial highlights which appears in the October 31, 1999 Annual Report of CitiFunds Growth & Income Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Other Service Providers " and "Agreement and Plan of Reorganization" in the Combined Proxy Statement / Prospectus.




PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2000

                                   Exhibit 14

                        CONSENT OF CHARTERED ACCOUNTANTS




We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this registration statement on Form N-14 ("Registration Statement") of Smith Barney Funds, Inc. of our report dated December 14, 1999, relating to the financial statements and financial highlights of Large Cap Value Portfolio which appears in the October 31, 1999 Annual Report of CitiFunds Growth & Income Portfolio, which are also incorporated by reference into the Registration Statement.


PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
July 14, 2000